Exhibit 99.1

June 30, 2026 Results

Important Information

Performance

BDC Performance Highlights~$1.2B Total Assets [1] 62 Portfolio companies 95% Institutional ownership 11.1% Weighted Average Yield at Amortized Cost [2] 9.0% Distribution Rate [3] $91M ITD Distributions $984M Investments at FV 5.2% 236.7% Asset coverage ratio [5] 46.9% Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results. Key Year-Over-Year Metrics Metric June 30, 2026 June 30, 2025 Total Assets [1] (in thousands) $1,156,276 $867,544 Portfolio Companies 62 45 Total Net Assets (in thousands) $496,850 $363,095 Distribution Rate [3] 9.0% 9.4% Shares Outstanding 34,293,627 24,293,039 Net Interest Margin [4] Non-Sponsored Mix [6]

BDC Performance Highlights (continued)

Investments at Fair Value ($M)



$1,000M
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
$422
$461
$557
$669
$732
$747
$789
$822
$984
26
29
34
42
45
47
54
57
62
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

+17 Portfolio Companies

+37.8% Increase

(45 → 62) from Q2 2025 to Q2 2026

+$252M FV Growth

+34.4% Increase

($732M → $984M) from Q2 2025 to Q2 2026

05

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Spread

Spread Highlights Net Interest Margin Funding Sources ING Revolver $300.0M SOFR+ 2.67% Maturity 2029 $300M Capacity SBA Debentures [9] $230.0M Fixed Rate 10-yr $350M Capacity Sr. Unsecured Notes $65.0M 7.00% Fixed Maturity 2030 BBB (low) / Stable Trend – Morningstar DBRS [10] 11.4% 11.1% 11.1% 10.7% 11.0% 11.3% 11.1% 8.9% 9.5% 9.4% 9.4% 9.4% 8.9% 9.0% 6.4% 6.1% 6.1% 6.1% 6.1% 5.9% 5.9% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% 3.7% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 WA Yield (Amortized Cost) [2] Distribution Rate WA Interest Rate [11] 3-Mo SOFR [12] 5.2% 11.1% Weighted Average Yield at Amortized Cost [2], [35] 5.9% Weighted Average Debt Interest Rate [11] 5.2% Net Interest Margin [4] $24.6M Total Investment Income

Asset-Liability Matching


$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
3.1 Yrs
WA Asset
Maturity
5.2 Yrs
WA Debt
Maturity
$28.7M
$80.7M
$134.9M
$216.1M
$300.0M
$283.2M
$65.0M
$240.2M
$230.0M
2026
2027
2028
2029
2030
Later or No Maturity
Investment Maturities [13]
Debt Maturities [14]

08

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Credit

Credit & Portfolio Highlights 2.5% Non-Accrual Rate [15] 97.8% FV / Par [16] 0% Direct SaaS Exposure [17] 87.2% 2 Weighted Average # of Covenants [19] 5.9% Watch Listed Rate [20] Borrower Performance Metrics Metric June 30, 2026 December 31, 2025 Weighted Average Interest Coverage [21] 2.6x 2.6x Weighted Average Net Leverage [22] 3.6x 3.6x Weighted Average LTV [23] 49.2% 49.0% Weighted Average Asset Maturity (years) [24] 3.1 3.3 Weighted Average Spread [7] 6.5% 6.5% Avg FV / Portfolio Company $15.9M $14.6M Floating Rate [18] 85.7% 85.4% First Lien Senior Secured

Credit & Portfolio Highlights Professional Services 11.8% 9.5% Health Care Providers & Services 6.1% IT Services 5.0% 5.9% Financial Services 5.5% Independent Power and Renewable 5.1% 7.0% 8.0% Road & Rail Construction & Engineering 8.1% Top 10 Industry Exposures % Port. [25] Diversified Consumer Services Hotels, Restaurants & Leisure Commercial Services & Supplies

Credit & Portfolio Highlights Portfolio by Region[8] Empire # of Deals: 17 Far West FV: $148M # of Deals: 8 Gulf Coast FV: $163M # of Deals 10 Mid-Atlantic FV: $140M # of Deals: 11 Great Lakes FV: $80M # of Deals: 3 Southeast FV: $107M # of Deals: 10 Cascade FV: $18M # of Deals: 1 Four Corners FV: $8M # of Deals: 1 FV: $311M Northeast FV: $10M # of Deals: 1

Goal2030

Goal2030 Highlights[26] 20K Target: 100K 52% Target: 50% 33% 2% over target Target: 50% [27] [28] [29]

Goal2030 Highlights Human Capital Indicators vs. National Average $512,753 ITD Indicator 53% 45% 11% 33% 49% 37% 12% Managerial Assistance Adoption [29] Retirement Participation [32] Healthcare Participation [31] Employee Turnover (Quarterly) [30]

Consolidated Statements of Assets and Liabilities June 30, 2026 December 31, 2025 Assets Investments, at Fair Value $983,658 $789,213 Cash and Cash Equivalents 154,813 199,187 Deferred financing and other assets 10,815 12,109 Interest receivable 6,990 2,964 Total Assets $1,156,276 $1,003,473 Liabilities Secured borrowings 299,982 276,982 SBA-guaranteed debentures 230,000 230,000 Notes payable 63,574 63,402 Unsettled trades payable 42,189 — Distributions payable 9,704 9,239 Interest and financing payable 7,711 7,517 Management fee payable 2,045 1,841 Incentive fee payable 1,788 1,516 Other Liabilities 2,433 1,647 Total Liabilities $659,426 $592,144 Net Assets Total Net Assets $496,850 $411,329 Shares Outstanding 34,293,627 27,776,022 NAV Per Share [34] $14.49 $14.81

Consolidated Statements of Operations Three months ended June 30, 2026 Three months ended June 30, 2025 Six months ended June 30, 2026 Six months ended June 30, 2025 Investment Income Interest income from Non-Controlled/Non-Affiliated Investments $23,553 $19,775 $44,471 $36,278 Interest income from Affiliated Investments 222 69 345 716 Fee Income 141 359 521 1,086 Interest from Cash & Cash Equivalents 713 1,034 1,641 2,472 Total Investment Income $24,629 $21,237 $46,978 $40,552 Expenses Interest & Financing Expenses $8,267 $7,254 $16,321 $13,269 Management Fee 2,045 1,585 3,927 3,063 Incentive Fee 1,788 1,620 3,391 3,134 General & Administrative Expenses 590 745 1,243 1,075 Legal & Professional Fees 517 350 1,076 659 Administrative Services Fee 600 450 1,100 900 Income Tax Expense 678 41 678 670 Total Expenses $14,485 $12,045 $27,736 $22,770 Net Investment Income $10,144 $9,192 $19,242 $17,782 Realized & Unrealized Gains (Losses) Total Net Realized Gains (Losses) on Investments — $24 — $82 Total net change in unrealized gains (losses) on investments $(6,472) $(111) $(10,841) $2,388 Net increase (decrease) in net assets resulting from operations $3,672 $9,105 $8,401 $20,252 Per Share Data [34] Weighted average common shares outstanding 29,652,829 24,217,260 28,802,536 24,098,036 Net Investment Income Per Share $0.34 $0.38 $0.67 $0.74 Earnings Per Share $0.12 $0.38 $0.29 $0.84 Dividend Declared $0.33 $0.35 $0.66 $0.70

Notes and Definitions [1] [2] [3] [4] [5] [6] [7] [8] [16] [9] [17] [11] [18] [12] [19] [20] [21] [22] [23] [24] [13] [14] [15] [10]

Notes and Definitions [25] [26] [27] [28] [29] [30] [31] [32] [33] [34] [35]